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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        _______________________________


                                  FORM 8-K/A-1
                           __________________________

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 15, 1994



                            LEAR SEATING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                       001-11311            13-3386776
- -------------------------------    ------------------   -------------------
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)      Identification No.)


                   21557 Telegraph Road
                   Southfield, Michigan                         48034
        (Address of principal executive offices)              (zip code)


                             (810)  746-1500
         (Telephone number, including area code, of agent for service)


                                   No Change
         (Former name or former address, if changes since last report)
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                 The purpose of this Amendment No. 1 is to amend the exhibits to the Registrant's Current Report on Form 8-K dated December 15, 1994, by filing the Asset Purchase Agreement, dated December 15, 1994 between the Registrant and Gilardini S.p.A. and the required financial statements for the acquired businesses.

ITEM 7:  Financial Statements, Pro Forma Financial Information and Exhibits:

         B.      Exhibits

                 2.1 Stock Purchase Agreement, dated December 15, 1994, by and between Gilardini S.p.A. and Lear Seating Corporation
                 2.2 Agreement to Furnish Copies of Omitted Schedules and Exhibits to Stock Purchase Agreement
                99.1     Combined financial statements of Fiat Seat Business
                99.2     Pro Forma Financial Data




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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    LEAR SEATING
                                                    CORPORATION
                                                    (Registrant)

                                                    /s/ James H. Vandenberghe
                                                    -------------------------
                                                    James H. Vandenberghe
                                                    Executive Vice President
                                                    Chief Financial Officer


Dated:   February 28, 1995





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                                 EXHIBIT INDEX


Exhibit Number       Description of Exhibit
- --------------       ----------------------

 2.1                 Stock Purchase Agreement, dated December 15, 1994,  by and between Gilardini S.p.A. and Lear Seating Corporation

 2.2 Agreement to Furnish Copies of Omitted Schedules and Exhibits to Stock Purchase Agreement

99.1                 Combined financial statements of Fiat Seat Business

99.2                 Pro Forma Financial Data





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